Inventories	12 Months Ended
Dec. 31, 2011
Inventory, Net [Abstract]
Inventories
Inventories
Inventories consist of the following:

	December 31,
(In thousands)	2011	2010[1]
Finished goods	$91,595	$64,243
Growing crops	72,382	74,392
Raw materials, supplies and other	74,302	73,614
	$238,279	$212,249
[1] Prior period figures include reclassifications for comparative purposes.
The carrying value of inventories valued by the LIFO method was approximately $99 million and $85 million at December 31, 2011 and 2010, respectively. At current costs, these inventories would have been approximately $45 million and $55 million higher than the LIFO values at December 31, 2011 and 2010, respectively. There were no LIFO liquidations in 2011. The company had $9 million of LIFO liquidations in 2010.